 EXHIBIT 31

CERTIFICATION PURSUANT TO EXCHANGE ACT RULE 13a-14
AND 15d-14 AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Frank J. Drohan, certify that:

1.	I have reviewed this amendment No. 2 to the annual report on Form 10-K of Omagine, Inc. (“the Registrant”) for the fiscal year ended December 31, 2010 (the “2nd Amended Filing”);

2.
Based on my knowledge, this 2nd Amended Filing does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this 2nd Amended Filing;

3.	Not applicable

4.
I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act rules 13a-15(f) and 15d-15(f)) for the Registrant and I have:

a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this annual report is being prepared; and

b)
designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this 2nd Amended Filing my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by the Original Filing based on such evaluation; and

d)
disclosed in this report any change in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal quarter (the Registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting; and

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the Registrant's auditors and the audit committee of Registrant's board of directors:

a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

Date: August 15, 2011

/s/ Frank J. Drohan
Frank J. Drohan
Chairman of the Board of Directors,
President and Chief Executive & Financial Officer
(Principal Executive Officer and Principal Financial Officer)

The originally executed copy of this certification will be maintained at the Registrant's offices and will be made available for inspection upon request.